Exhibit 99.7

                                                                  EXECUTION COPY


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                         GSAA HOME EQUITY TRUST 2006-19

                            ASSET-BACKED CERTIFICATES

                                 SERIES 2006-19



                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                      among

                         GOLDMAN SACHS MORTGAGE COMPANY,
                                   as Assignor

                          GS MORTGAGE SECURITIES CORP.,
                                   as Assignee

                                       and

                        GREENPOINT MORTGAGE FUNDING, INC.
                                   as Servicer

                                   Dated as of

                                November 24, 2006

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                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment Agreement") made this 24th day of November, 2006, among GreenPoint Mortgage Funding, Inc., ("GreenPoint" or the "Servicer"), GS Mortgage Securities Corp., as assignee (the "Assignee") and Goldman Sachs Mortgage Company, as assignor (the "Assignor").

            WHEREAS, the Assignor and the Servicer have entered into (i) the Servicing Agreement, dated as of November 1, 2005 (the "Servicing Agreement"), and (ii) the Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005 (the "Sale Agreement"), pursuant to which the Servicer sold to the Assignor certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Servicing Agreement;

            WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the "Mortgage Loans"), which are subject to the provisions of the Servicing Agreement and Sale Agreement and are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

            WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of November 1, 2006 (the "Trust Agreement"), among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as trustee (the "Trustee") and as a custodian, Deutsche Bank National Trust Company, as a custodian, The Bank of New York, as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and securities administrator, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee's rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder).

            NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. Assignment and Assumption.

            (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans, the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder), and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans, from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement and the Sale Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

            (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership

                              GreenPoint Step 1 AAR
interest in the Mortgage Loans since the respective dates of the Servicing Agreement and the Sale Agreement.

            (c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

            2. Modification of the Sale Agreement. Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Sale Agreement as follows:

            (a) The definition of "Repurchase Price" in Article I of the shall be amended by deleting the definition in its entirety and replacing it with the following:

            Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date of repurchase plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the last date through which interest has been paid and distributed to the Purchaser to the last day of the month in which the repurchase occurs, less amounts received or advanced in respect of such repurchased Mortgage Loan which such amounts are being held in the Custodial Account for distribution in the month of repurchase plus (iii) with respect to any Mortgage Loan included in a Securitization Transaction, damages incurred by the Purchaser or its assignee including the trust in any securitization in connection with any violation by such Mortgage Loan of any predatory or abusive lending law.

            (b) The definition of "Remittance Date" in Article I of the shall be amended by deleting the definition in its entirety and replacing it with the following:

            "With respect to each Mortgage Loan: the eighteenth (18th) day of any month, beginning with the eighteenth (18th) day of the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the immediately preceding Business Day."

            (c) a new section, Section 8, will be added immediately following Subsection 7.04 which shall read as follows:

            "SECTION 8. Third Party Beneficiary.

            Wells Fargo Bank, National Association, as master servicer and securities administrator under the Master Servicing and Trust Agreement, dated as of November 1, 2006, among GS Mortgage Securities Corp., U.S. Bank National Association, Deutsche Bank National Trust Company, The Bank of New York and Wells Fargo Bank, National Association shall be considered a third party beneficiary to this Agreement entitled to all of the rights and benefits accruing to it as if it were a direct party to this Agreement."

            3. Modification of the Servicing Agreement. Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:


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            (a) a new section, Section 11, will be added immediately following
Subsection 10.07 which shall read as follows:

            "SECTION 11. Third Party Beneficiary.

            Wells Fargo Bank, National Association, as master servicer and securities administrator under the Master Servicing and Trust Agreement, dated as of November 1, 2006, among GS Mortgage Securities Corp., Deutsche Bank National Trust Company, U.S. Bank National Association, The Bank of New York and Wells Fargo Bank, National Association shall be considered a third party beneficiary to this Agreement entitled to all of the rights and benefits accruing to it as if it were a direct party to this Agreement."

            (b) the definition of "Business Day" in Section 1 shall be amended by deleting the definition in its entirety and replacing it with the following:

            "Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking or savings and loan institutions in the States of California, Maryland, Minnesota or New York are authorized or obligated by law or executive order to be closed."

            (c) The second paragraph of Section 3.13(c) shall be deleted in its entirety and replaced with:

            "The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, not later than the end of the third taxable year after the year of its acquisition unless
(i) (A) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property, (ii) the Servicer shall obtain an extension from the Internal Revenue Service and (iii) if, with the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Owner shall be entered into with respect to such purchase money mortgage."

            (d) Section 4.1(b) shall be amended by deleting it in its entirety and replacing it with the following:

            With respect to any remittance to the Owner made by the Servicer after the date such remittance was due, the Servicer shall pay to the Owner interest on such late remittance at an annual rate equal to Prime plus two percent (2.0%), but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late remittance is made and shall cover the period commencing with the day immediately following the Remittance Date and ending with the Business Day on which such late remittance is made, both inclusive. Such interest shall be remitted along with


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such late remittance. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

            (e) Section 5.4(a) shall be amended by replacing the words "March 15" with the words "February 28 (provided that if, February 28 is not a Business Day the immediately preceding Business Day).";

            (f) Section 5.4(b) shall be amended by replacing the words "March 15" with the words "February 28 (provided that if, February 28 is not a Business Day the immediately preceding Business Day).";

            (g) Section 5.5 shall be amended by replacing the words "March 15" with the words "February 28 (provided that if, February 28 is not a Business Day the immediately preceding Business Day)";

            (h) Section 6.1 shall be amended by deleting the first paragraph of
Section 6.1 and replacing it with the following:

            "Subject to Section 6.3, the Servicer agrees to indemnify and hold harmless the Owner or Master Servicer, as applicable, against any and all Losses that the Owner or Master Servicer may sustain in any way related to the failure of such Servicer to service the Mortgage Loans in compliance with the terms of this Agreement; provided, however, the Servicer shall not be liable hereunder
(a) to the extent such Losses directly result from the Custodian's negligent action, negligent failure to act, bad faith, willful misconduct or breach under the Custodial Agreement, dated as of April 1, 2004, among the Owner and the Custodian, (b) with respect to any action or inaction in accordance with the direction or consent of the Owner or (c) resulting from the Owner's failure to respond to a request by the Servicer for direction or consent in accordance with
Section 3.1(c) hereof. The Servicer shall immediately notify the Owner and the Master Servicer, if a claim is made by a third party with respect to this Agreement or the Mortgage Loans. The Servicer shall assume (with the written notification to the Owner or Master Servicer, as applicable) the defense of any such claim and pay all reasonable expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Owner or the Master Servicer, subject to limitation pursuant to this Section 6.1, in respect of such claim. The Servicer shall follow any written instructions received from the Owner or the Master Servicer, as applicable, in connection with any such claim and the Owner or the Master Servicer, as applicable, shall promptly reimburse the Servicer for all amounts reasonably advanced by it pursuant to the preceding sentence, except when the claim (a) is related to the Servicer's obligations to indemnify the Owner or Master Servicer pursuant hereto, (b) results from the failure of the Servicer to service the Mortgage Loans in compliance with the terms of this Agreement or (c) results from the Servicer's willful misconduct, bad faith or negligence in performing its duties under this Agreement."

            (i) Section 7.1 shall be amended as follows:

            (i) Subsection (ii) of Section 7.1 shall be deleted in its entirety and replaced with the following:


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            "failure by the Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Servicer set forth in this Agreement (other than those listed in subsection (i) and subsection (x) of this Section 7.1) which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner or by the Custodian; or"; and

            (ii) A new subsection (x) shall be added immediately following subsection (ix) which shall be as follows:

            "failure by the Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Servicer set forth in Section 5.4 of this Agreement which continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied shall have been given to the Servicer."

            (iii) The words "thirty (30) Business Days" in the third sentence of
Section 7.1 shall be deleted and replaced with the words "thirty calendar days"

            (j) Section 8.2(a) shall be amended by deleting the words "30 days'" from the first sentence of the first paragraph thereof.

            (k) Section 9.1(b) shall be deleted in its entirety and replaced with the following:

            "The Servicer shall deliver to the successor (i) the funds in the Custodial Account and the Escrow Account to which the Owner is entitled pursuant to the terms of this Agreement, (ii) all other funds to which the Owner is entitled pursuant to the terms of this Agreement net of any unreimbursed Advances and (iii) all other amounts which may thereafter be received with respect to the Mortgage Loans and to which the Servicer is not entitled pursuant to the terms of this Agreement within two Business Days of receiving notice of the appointment of such successor servicer. The Servicer shall deliver all Collateral Files and Servicing Files and related documents and statements held by it hereunder within thirty calendar days of receiving notice of the appointment of a successor servicer. The Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer."

            (l) Exhibit E shall be deleted in its entirety and be replaced with a new "Exhibit E" which shall be as set forth in Exhibit 4 attached to this Assignment Agreement.

            4. Accuracy of the Servicing Agreement and the Sale Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) attached hereto as Exhibit 3 is a true, accurate and complete copy of the Sale Agreement, (iii) each of the Servicing Agreement and the Sale Agreement is in full force and effect as of the date hereof, (iv) except as provided in Section 2 above, each of the Servicing Agreement and the Sale Agreement has not been amended or modified in any respect and (v) no notice of termination has been given to the Servicer under the Servicing Agreement or the Sale Agreement. The Servicer, in its capacity as seller and/or servicer under each of the Servicing Agreement and the Sale


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Agreement, further represents and warrants that the representations and warranties contained in Section 2.1 of the Servicing Agreement are true and correct as of the Closing Date (as such term is defined in the Servicing Agreement) and the representations and warranties regarding the Mortgage Loans contained in Section 3.02 of the Sale Agreement were true and correct as of the Closing Date (as such term is defined in the Sale Agreement).

            5. Recognition of Assignee. From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

            6. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

            (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement, the Sale Agreement or this Assignment Agreement.

            (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement and the Sale Agreement.

            (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            7. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

            (a) Organization. The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement, the Sale Agreement and this Assignment Agreement.

            (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency,


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reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

            (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

            (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

            (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

            8. Additional Representations and Warranties of the Assignor With Respect to the Mortgage Loans. The Assignor hereby represents and warrants to the Assignee as follows:

            (a) Prior Assignments; Pledges. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

            (b) Releases. The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

            (c) Compliance with Applicable Laws. With respect to each Mortgage Loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit


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opportunity, predatory and abusive lending or disclosure laws applicable to such
Mortgage Loan, including without limitation, any provisions relating to prepayment charges, have been complied with.

            (d) High Cost. No Mortgage Loan is categorized as "High Cost" pursuant to the then-current Standard & Poor's Glossary for File Format for LEVELS(R) Version 5.7, Appendix E, as revised from time to time and in effect as of the Original Purchase Date. Furthermore, none of the Mortgage Loans sold by the Seller are classified as (a) a "high cost mortgage" loan under the Home Ownership and Equity Protection Act of 1994 or (b) a "high cost home," "covered," "high-cost," "high-risk home," or "predatory" loan under any other applicable state, federal or local law.

            (e) Georgia Fair Lending Act. No Mortgage Loan is secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

            (f) Credit Reporting. The Assignor will cause to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

            (g) Bring Down. To the Assignor's knowledge, with respect to each Mortgage Loan, no event has occurred from and after the closing date set forth in such Sale Agreement to the date hereof that would cause any of the representations and warranties relating to such Mortgage Loan set forth in
Section 3.02 of the Sale Agreement to be untrue in any material respect as of the date hereof as if made on the date hereof. With respect to those representations and warranties which are made to the best of the Assignor's knowledge, if it is discovered by the Assignor that the substance of such representation and warranty is inaccurate, notwithstanding the Assignor's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

            It is understood and agreed that the representations and warranties set forth in Sections 7 and 8 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 10 to repurchase or, in limited circumstances, substitute a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in Sections 7 and 8. It is further understood and agreed that, except as specifically set forth in Sections 7 and 8, the Assignor shall be deemed not to have made the representations and warranties in Section 8(g) with respect to, and to the extent of, representations and warranties made, as to the matters covered in Section 8(g), by the Servicer in the Sale Agreement (or any officer's certificate delivered pursuant thereto).


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            It is understood and agreed that, with respect to the Mortgage
Loans, the Assignor has made no representations or warranties to the Assignee other than those contained in Sections 7 and 8, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

            9. Representations and Warranties of the Servicer. The Servicer hereby represents and warrants to the Assignee that, to the extent the Mortgage Loans will be part of a REMIC, the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement, but in no event in a manner that would (a) cause the REMIC to fail to qualify as a REMIC or (b) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code).

            10. Repurchase of Mortgage Loans. (a) To the extent that GreenPoint is required under the Sale Agreement or any related agreement to which GreenPoint and Assignor are parties to repurchase any Mortgage Loan on account of an Early Payment Default, the Assignee shall be entitled as a result of the assignments hereunder to enforce such obligation directly against GreenPoint as required by and in accordance with the Sale Agreement or such related agreement, as applicable. For purposes of this Section, "Early Payment Default" shall mean any provision of the Sale Agreement or any related agreement to which GreenPoint and Assignor are parties that is designated as an "early payment default" provision of otherwise provides for the repurchase of any Mortgage Loan in the event of a default in the first (or such other number as may be specified in such provision) scheduled payment due under such Mortgage Loan after the closing or other date specified in such agreement.

            (b) Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Sale Agreement or, in limited circumstances (as set forth below), substitute such mortgage loan for a Substitute Mortgage Loan (as defined below). Notwithstanding the foregoing, however, if such breach is a Qualification Defect as defined in the Sale Agreement, such cure or repurchase must take place within sixty (60) days of discovery of such Qualification Defect.

            The Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans and providing the Substitution Adjustment Amount, if any, provided that any


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such substitution shall be effected not later than ninety (90) days from the date on which it is notified of the breach.

            In the event the Servicer has breached a representation or warranty under the Sale Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer to cure such breach or purchase such mortgage loan from the Trust. If the Servicer does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale Agreement) or purchase the Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase or substitute for the Mortgage Loan from the Trust.

            In addition, the Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan with respect to which the Servicer has breached a representation and warranty and is obligated to repurchase such Mortgage Loan under the Sale Agreement, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than ninety (90) days from the date on which it is notified of the breach.

            In the event of any repurchase or substitution of any Mortgage Loan by the Assignor hereunder, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure any breach or repurchase such Mortgage Loan under the terms of the Sale Agreement with respect to such Mortgage Loan. In the event of a repurchase or substitution of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee's rights under each of the Servicing Agreement and the Sale Agreement, but only insofar as each such agreement relates to such Mortgage Loan.

            Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof or to take notice of any breach or default thereof.

            For purposes of this Section, "Deleted Mortgage Loan" and "Substitute Mortgage Loan" shall be defined as set forth below.

            "Deleted Mortgage Loan" A Mortgage Loan which is to be, pursuant to this Section 10, replaced or to be replaced by the Assignor with a Substitute Mortgage Loan.

            "Substitute Mortgage Loan" A Mortgage Loan substituted by the Assignor for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 2% per annum higher than that of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) be of the same type as the Deleted Mortgage Loan (i.e., fixed-rate or adjustable-rate with same periodic rate cap, lifetime rate cap, and index); and (v) comply with each representation and warranty set forth in Section 3.02 of the Sale Agreement.

            "Substitution Adjustment Amount" means with respect to any Mortgage Loan, the amount remitted by GSMC on the applicable Distribution Date which is the difference between the outstanding principal balance of a Substitute Mortgage Loan as of the date of substitution and the outstanding principal balance of the Deleted Mortgage Loan as of the date of substitution.

            11. Continuing Effect. Except as contemplated hereby, the Servicing Agreement and the Sale Agreement shall remain in full force and effect in accordance with their respective terms.

            12. Governing Law.

            THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

            EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

            13. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement or the Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

            (a)   in the case of the Servicer,

                  GreenPoint Mortgage Funding, Inc.
                  100 Wood Hollow Drive
                  Novato, California  94945
                  Attention:  Susan Davia

or such other address as may hereafter be furnished by the Servicer;

            (b)   in the case of the Assignee,

                  GS Mortgage Securities Corp.
                  85 Broad Street
                  New York, New York 10004
                  Attention:  Chris Gething
                  Tel.: (212) 902-1434
                  Fax:  (212) 256-5107

                  With a copy to:

                  GS Mortgage Securities Corp.
                  85 Broad Street
                  New York, New York  10004
                  Attention:  William Moliski
                  Tel.:   (212) 357-8721
                  Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignee, and

            (c)   in the case of the Assignor,

                  Goldman Sachs Mortgage Company
                  85 Broad Street
                  New York, New York 10004
                  Attention:  William Moliski
                  Tel.:  (212) 357-8721
                  Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

            14. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            15. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement or the Sale Agreement, as applicable.

            16. Third Party Beneficiary. The parties agree that the Trustee is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.


                                     GOLDMAN SACHS MORTGAGE
                                        COMPANY

                                     By:    Goldman Sachs Real Estate Funding
                                               Corp., its General Partner


                                     By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                     GS MORTGAGE SECURITIES CORP.


                                     By: /s/ Michelle Gill
                                        ----------------------------------
                                        Name:  Michelle Gill
                                        Title: Vice President


                                     GREENPOINT MORTGAGE FUNDING, INC.


                                     By: /s/ Susan Davia
                                        ----------------------------------
                                        Name:  Susan Davia
                                        Title: Vice President

                                    EXHIBIT 1

                             Mortgage Loan Schedule


    [On File with the Securities Administrator as provided by the Depositor]



                                      1-1

                                    EXHIBIT 2

                               Servicing Agreement

                          [On File with the Depositor]




                                      2-1

                                    EXHIBIT 3

                                 Sale Agreement

                          [On File with the Depositor]




                                      4-2

                                    EXHIBIT 4


                      Exhibit E to the Servicing Agreement


                                    EXHIBIT E

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

            The assessment of compliance to be delivered by GreenPoint Mortgage Funding, Inc. shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":



--------------------------- --------------------------------------------------------------------------- ---------------------------

                                                                                                                Applicable
                                                        Servicing Criteria                                  Servicing Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------

        Reference                                            Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------

                                                 General Servicing Considerations
--------------------------- --------------------------------------------------------------------------- ---------------------------
1122(d)(1)(i)               Policies and procedures are instituted to monitor any performance or                    X
                            other triggers and events of default in accordance with the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(1)(ii)              If any material servicing activities are outsourced to third parties,                   X
                            policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(1)(iii)             Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(1)(iv)              A fidelity bond and errors and omissions policy is in effect on the party               X
                            participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

                                                Cash Collection and Administration
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(2)(i)               Payments on mortgage loans are deposited into the appropriate custodial                 X
                            bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(2)(ii)              Disbursements made via wire transfer on behalf of an obligor                            X
--------------------------- --------------------------------------------------------------------------- ---------------------------


                                                            3


--------------------------- --------------------------------------------------------------------------- ---------------------------

                                                                                                                Applicable
                                                        Servicing Criteria                                  Servicing Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------

        Reference                                            Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------
                            or to an investor are made only by authorized personnel.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(2)(iii)             Advances of funds or guarantees regarding collections, cash flows or                    X
                            distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(2)(iv)              The related accounts for the transaction, such as cash reserve accounts                 X
                            or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(2)(v)               Each custodial account is maintained at a federally insured depository                  X
                            institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
                            Exchange Act.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(2)(vi)              Unissued checks are safeguarded so as to prevent unauthorized access.                   X
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(2)(vii)             Reconciliations are prepared on a monthly basis for all asset-backed                    X
                            securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
                            mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

                                               Investor Remittances and Reporting
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(3)(i)               Reports to investors, including those to be filed with the Commission,                  X
                            are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required
--------------------------- --------------------------------------------------------------------------- ---------------------------


                                                            4


--------------------------- --------------------------------------------------------------------------- ---------------------------

                                                                                                                Applicable
                                                        Servicing Criteria                                  Servicing Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------

        Reference                                            Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------
                            by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(3)(ii)              Amounts due to investors are allocated and remitted in accordance with                  X
                            timeframes, distribution priority and other terms set forth in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(3)(iii)             Disbursements made to an investor are posted within two business days to                X
                            the Servicer's investor records, or such other number of days specified in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(3)(iv)              Amounts remitted to investors per the investor reports agree with                       X
                            cancelled checks, or other form of payment, or custodial bank statements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

                                                    Pool Asset Administration
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(i)               Collateral or security on mortgage loans is maintained as required by the               X
                            transaction agreements or related mortgage loan documents.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(ii)              Mortgage loan and related documents are safeguarded as required by the                  X
                            transaction agreements
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(iii)             Any additions, removals or substitutions to the asset pool are made,                    X
                            reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(iv)              Payments on mortgage loans, including any payoffs, made in accordance                   X
                            with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(v)               The Servicer's records regarding the mortgage loans agree with the                      X
                            Servicer's records with respect to an obligor's unpaid principal balance.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(vi)              Changes with respect to the terms or status of an obligor's mortgage                    X
                            loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
--------------------------- --------------------------------------------------------------------------- ---------------------------


                                                            5


--------------------------- --------------------------------------------------------------------------- ---------------------------

                                                                                                                Applicable
                                                        Servicing Criteria                                  Servicing Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------

        Reference                                            Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(vii)             Loss mitigation or recovery actions (e.g., forbearance plans,                           X
                            modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(viii)            Records documenting collection efforts are maintained during the period a               X
                            mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(ix)              Adjustments to interest rates or rates of return for mortgage loans with                X
                            variable rates are computed based on the related mortgage loan documents.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(x)               Regarding any funds held in trust for an obligor (such as escrow                        X
                            accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(xi)              Payments made on behalf of an obligor (such as tax or insurance payments)               X
                            are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(xii)             Any late payment penalties in connection with any payment to be made on                 X
                            behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
--------------------------- --------------------------------------------------------------------------- ---------------------------


                                                            6


--------------------------- --------------------------------------------------------------------------- ---------------------------

                                                                                                                Applicable
                                                        Servicing Criteria                                  Servicing Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------

        Reference                                            Criteria
--------------------------- --------------------------------------------------------------------------- ---------------------------
1122(d)(4)(xiii)            Disbursements made on behalf of an obligor are posted within two business               X
                            days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(xiv)             Delinquencies, charge-offs and uncollectible accounts are recognized and                X
                            recorded in accordance with the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------

1122(d)(4)(xv)              Any external enhancement or other support, identified in Item 1114(a)(1)
                            through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
--------------------------- --------------------------------------------------------------------------- ---------------------------



                                    [NAME OF INTERIM SERVICER]
                                       [SUBSERVICER]



                                    Date:_________________________________


By:
Name:
Title


                                       7